Exhibit 99.4

INFINITY ENERGY RESOURCES, INC.

CERTIFICATE OF DESIGNATION
OF

Series A Preferred Stock
AND

Series b pREFERRED sTOCK

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

INFINITY ENERGY RESOURCES, INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”), does hereby certify that, pursuant to the authority conferred on the Board of Directors of the Company by the Certificate of Incorporation, as amended, of the Company and in accordance with Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company adopted the following resolution establishing a series of 130,000 shares of Preferred Stock of the Company designated as “Series A Preferred Stock” and establishing a series of 15,016 shares of Preferred Stock of the Company designated as “Series B Preferred Stock”:

RESOLVED, that pursuant to the authority conferred on the Board of Directors of the Company by the Certificate of Incorporation, as amended, two series of Preferred Stock, par value $0.0001 per share, of the Company be and hereby are established and created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof shall be as follows:

1.             Designation and Number.

(a)        Series A Preferred. The designation of one series shall be “Series A Preferred Stock” (hereinafter referred to as “Series A Preferred Stock” or “Series A Preferred”). The number of shares constituting the Series A Preferred Stock shall be 130,000.

(b)        Series B Preferred. The designation of one series shall be “Series B Preferred Stock” (hereinafter referred to as “Series B Preferred Stock” or “Series B Preferred”). The number of shares constituting the Series B Preferred Stock shall be 15,016.

2.            Dividend Rights.

(a)        Dividends on Series A Preferred Stock. From and after the Series A Original Issue Date, dividends at the rate per annum of six percent (6%) of the Series A Original Issue Price shall accrue on such shares of Series A Preferred (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred) (the “Series A Accruing Dividends”). The Series A Accruing Dividends shall accrue from day to day, whether or not declared, and shall be cumulative; provided, however, that except as set forth in Sections 2(c), 4(a), 5(d) and 6(a), such Series A Accruing Dividends shall be payable only when, as and if declared by the Board and the Company shall be under no obligation to pay such Series A Accruing Dividends.

(b)        Dividends on Series B Preferred Stock. From and after the Series B Original Issue Date, dividends at the rate per annum of six percent (6%) of the Series B Original Issue Price shall accrue on such shares of Series B Preferred (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series B Preferred) (the “Series B Accruing Dividends”). The Series B Accruing Dividends shall accrue from day to day, whether or not declared, and shall be cumulative; provided, however, that except as set forth in Sections 2(c), 4(a), 5(d) and 6(a), such Series B Accruing Dividends shall be payable only when, as and if declared by the Board and the Company shall be under no obligation to pay such Series B Accruing Dividends.

(c)        Priority. The Company shall not declare, pay or set aside any dividends on shares of any other class or series of capital stock of the Company (other than dividends payable in shares of Common Stock), unless (in addition to the obtaining of any consents required elsewhere in this Certificate of Designation) the holders of Series Preferred then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Series Preferred in an amount at least equal to the greater of (i) the amount of the aggregate Series Preferred Accruing Dividends then accrued on such share of Series Preferred and not previously paid and (ii) (A) in the case of a dividend on Common Stock or any class or series that is convertible into Common Stock, that dividend per share of Series Preferred as would equal the product of (1) the dividend payable on each share of such class or series determined, if applicable, as if all shares of such class or series had been converted into Common Stock and (2) the number of shares of Common Stock issuable upon conversion of a share of Series Preferred, in each case calculated on the record date for determination of holders entitled to receive such dividend or (B) in the case of a dividend on any class or series that is not convertible into Common Stock, at a rate per share of Series Preferred determined by (1) dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to such class or series) and (2) multiplying such fraction by an amount equal to the Series A Preferred Original Issue Price (with respect to the Series A Preferred) and by an amount equal to the Series B Preferred Original Issue Price (with respect to the Series B Preferred); provided that, if the Company declares, pays or sets aside on the same date a dividend on shares of more than one class or series of capital stock of the Company, the dividend payable to the holders of Series Preferred pursuant to this Section 2(c) shall be calculated based upon the dividend on the class or series of capital stock that would result in the highest Series Preferred dividend.

3.            Voting Rights.

(a)        Separate Vote of Series A Preferred-General. For so long as any shares of Series A Preferred remain outstanding, in addition to any other vote or consent required herein or by law, the vote of the holders of at least a majority of the outstanding Series A Preferred, voting as a single class, shall be necessary for effecting or validating the following actions (whether, directly or indirectly, by amendment to the Certificate of Incorporation or other applicable document and/or by merger, recapitalization, reclassification, consolidation or otherwise), which actions shall be void in the absence of such approval:

(i)         any amendment, alteration, repeal or waiver of any provision of the Certificate of Incorporation that would alter or change the powers, preferences or special rights of the shares of Series A Preferred so as to affect them adversely;

(ii)        any increase or decrease in the authorized number of shares of the Series A Preferred; or

(iii)        except for the Series B Preferred Stock established hereby, any authorization or any designation, whether by reclassification or otherwise, of any new class or series of stock or any other securities convertible into or exercisable for equity securities of the Company ranking on a parity with or senior to the Series A Preferred in right of redemption, conversion, liquidation preference, registration rights, voting or dividends or any increase in the authorized or designated number of any such new class or series.

(b)         Series B Preferred Voting Rights. For so long as any shares of Series B Preferred remain outstanding, the Series B Preferred shall have no voting rights, except that, in addition to any other vote or consent required herein or by law, the vote of the holders of at least a majority of the outstanding Series B Preferred, voting as a single class, shall be necessary for effecting or validating the following actions (whether, directly or indirectly, by amendment to the Certificate of Incorporation or other applicable document and/or by merger, recapitalization, reclassification, consolidation or otherwise), which actions shall be void in the absence of such approval:

(i)        any amendment, alteration, repeal or waiver of any provision of the Certificate of Incorporation that would alter or change the powers, preferences or special rights of the shares of Series B Preferred so as to affect them adversely; or

(ii)        any increase or decrease in the authorized number of shares of the Series B Preferred.

(c)          Separate Vote of Series A Preferred-Additional. For so long as any shares of Series A Preferred remain outstanding, the Company shall not take, and shall not authorize or permit any of its Subsidiaries to take, as the case may be, any of the following actions, and, in addition to any other vote or consent required herein or by law, the vote of the holders of at least a majority of the outstanding Series A Preferred, voting as a single class, shall be necessary for effecting or validating the following actions (whether, directly or indirectly, by amendment to the Certificate of Incorporation or other applicable document and/or by merger, recapitalization, reclassification, consolidation or otherwise), which actions shall be void in the absence of such approval:

(i)        any amendment, alteration, repeal or waiver of any provision of the Certificate of Incorporation or the Bylaws (including any filing of a Certificate of Designation);

(ii)        any redemption, repurchase or other distribution with respect to the Common Stock or any other class or series of stock of the Company (other than as provided herein with respect to the Series Preferred);

(iii)        any liquidation, dissolution or winding-up of the business and affairs of the Company or the entry into any agreement to which the Company is a party regarding an Acquisition, an Asset Transfer or any other merger (whether or not the Company is the surviving corporation), consolidation, corporate reorganization, reclassification or recapitalization of the Company;

(iv)        any action that results in the payment or declaration of a dividend on any shares of Common Stock or any other class or series of stock of the Company (other than as provided herein with respect to the Series Preferred);

(v)         any action by the Company or any Subsidiary of the Company, indirectly or indirectly, to enter into or permit to exist any transaction between the Company or any Subsidiary of the Company and any Affiliate of the Company (including the purchase, sale, lease or exchange of any property or the rendering of any service);

(vi)        other than in connection with the incurrence of trade debt in the ordinary course of business payable within 90 days of incurrence, any borrowing of money by the Company or any of its Subsidiaries, any guarantee of any indebtedness by the Company or any of its Subsidiaries or any action that results in the creation, authorization to create or issue or issuance of any debt security of the Company or any of its Subsidiaries;

(vii)        any action that results in the grant of a security interest in, permits a security interest in or otherwise encumbers any assets of the Company or any of its Subsidiaries;

(viii)        the creation of, or holding of any equity securities in, any Subsidiary that is not wholly-owned (either directly or through one or more other Subsidiaries) by the Company, any sale, transfer or other disposition of any equity securities of any direct or indirect Subsidiary of the Company or any action that permits any direct or indirect Subsidiary of the Company to sell, lease, transfer, exclusively license or otherwise dispose (in a single transaction or series of related transactions) of all, substantially all or a material portion of the assets of such Subsidiary;

(ix)         any change in the principal business of the Company or any of its Subsidiaries, any entry into new lines of business by the Company or any of its Subsidiaries or any exit from the current line of business by the Company or any of its Subsidiaries;

(x)        any change in the number of directorships constituting the entire number of directors on the Board; or

(xi)        any action that commits the Company or any of its Subsidiaries to do any of the foregoing.

(d)          Series A Preferred 2013 Rights. During the period commencing on January 1, 2013 (Central Time), and at all times thereafter during which the provisions of Section 3(e) are not in effect (the “2013 Period”), each holder of shares of Series A Preferred shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series A Preferred then are convertible (pursuant to Section 5) immediately after the close of business on the record date fixed for any stockholder meeting or the effective date of any stockholder written consent. During the 2013 Period, the Series A Preferred shall be entitled to notice of any stockholder meeting in accordance with the DGCL, the Certificate of Incorporation and the Bylaws and shall be entitled to vote by consent in connection with any vote taken by stockholder consent in accordance with the DGCL, the Certificate of Incorporation and the Bylaws. Except as otherwise provided herein or as required by law, during the 2013 Period, the Series A Preferred shall vote together with the Common Stock, as a single class, on an as-converted basis, and not as a separate class, at any meeting of the stockholders and may act by written consent in the same manner as the holders of Common Stock with respect to any matter upon which holders of Common Stock have the right to vote.

(e)          Series A Preferred Subsequent Super-voting Rights.

(i)        During the period commencing on January 1, 2014 (Central Time), and at all times thereafter (the “Subsequent Period”), with respect to voting on any matter other than the matters described in Article 8 of the Certificate of Incorporation (as such Article 8 may subsequently be amended), each share of Series A Preferred shall be entitled to such number of votes as shall equal the number obtained by (A) determining the number of votes that would equal 50.01% of the sum of (x) such number of votes that the holders of Series A Preferred would be entitled to cast in the absence of this Section 3(e)(i) and (y) the number of votes that the holders of shares of all other classes and series of voting stock of the Company would be entitled to cast, rounded up to the nearest whole number, and (B) dividing that number by the number of shares of Series A Preferred then outstanding and rounding that number up to the nearest whole number. If before or during the Subsequent Period, from time to time, any shares of Series A Preferred are converted into shares of Common Stock pursuant to Section 5(a), then, immediately following any such conversion of shares, the percentage number, “50.01”, appearing in the immediately-preceding sentence shall be changed to the number determined by (i) subtracting the aggregate number of shares of Series A Preferred converted from the Series A Original Issue Date through and including such conversion from the 130,000 authorized shares of Series A Preferred (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred), (ii) dividing the resulting number by 130,000 (subject to such appropriate adjustment) and (iii) multiplying the resulting quotient by 50.01 and rounding up to the nearest whole number.

(ii)        During the Subsequent Period, with respect to voting on any matter described in Article 8 of the Certificate of Incorporation (as such Article 8 may subsequently be amended), each share of Series A Preferred shall be entitled to such number of votes as shall equal the number obtained by (A) determining the number of votes that would equal 66.67% of the sum of (x) such number of votes that the holders of Series A Preferred would be entitled to cast in the absence of this Section 3(e)(ii) and (y) the number of votes that the holders of shares of all other classes and series of voting stock of the Company would be entitled to cast, rounded up to the nearest whole number, and (B) dividing that number by the number of shares of Series A Preferred then outstanding and rounding that number up to the nearest whole number. If before or during the Subsequent Period, from time to time, any shares of Series A Preferred are converted into shares of Common Stock pursuant to Section 5(a), then, immediately following any such conversion of shares, the percentage number, “66.67”, appearing in the immediately-preceding sentence shall be changed to the number determined by (i) subtracting the aggregate number of shares of Series A Preferred converted from the Series A Original Issue Date through and including such conversion from the 130,000 authorized shares of Series A Preferred (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred), (ii) dividing the resulting number by 130,000 (subject to such appropriate adjustment) and (iii) multiplying the resulting quotient by 66.67 and rounding up to the nearest whole number.

(iii)        During the Subsequent Period, the Series A Preferred shall be entitled to notice of any stockholder meeting in accordance with the DGCL, the Certificate of Incorporation and the Bylaws and shall be entitled to vote by consent in connection with any vote taken by stockholder consent in accordance with the DGCL and the Bylaws. Except as otherwise provided herein or as required by law, during the Subsequent Period, the Series A Preferred shall vote together with the Common Stock, as a single class, on an as-converted basis, and not as a separate class, at any meeting of the stockholders and may act by written consent in the same manner as the holders of Common Stock with respect to any matter upon which holders of Common Stock have the right to vote.

(iv)        The provisions of this Section 3(e) shall not be in effect immediately after the time at which the number of outstanding shares of Series A Preferred Stock is less than 43,333 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred).

(f)          Election of Board of Directors.

(i)        During the period commencing on the Series A Original Issue Date (Central Time), and at all times thereafter during which the provisions of Section 3(e) are not in effect, the holders of Series A Preferred, voting as a single class, shall be entitled to elect one member of the Board at each meeting or pursuant to each consent of the Company’s stockholders for the election of directors, to remove from office any such director and to fill any vacancy caused by the resignation, death or removal of any such director. If the holders of shares of Series A Preferred fail to elect a director to fill the directorship for which they are entitled to elect a director pursuant to this Section 3(f)(i), then the directorship not so filled shall remain vacant until such time as the holders of the Series A Preferred elect a person to fill such directorship by vote or written consent in lieu of a meeting, and no such directorship may be filled by stockholders of the Company other than the Series A Preferred.

(ii)        During the Subsequent Period, the holders of Series A Preferred, voting as a single class, shall be entitled to elect such number of members of the Board as shall constitute 50.01% of the number of directors then constituting the entire number of directors of the Board, rounded up to the nearest whole number, at each meeting or pursuant to each consent of the Company’s stockholders for the election of directors, to remove from office any such director and to fill any vacancy caused by the resignation, death or removal of any such director. If the holders of shares of Series A Preferred fail to elect a sufficient number of directors to fill all directorships for which they are entitled to elect directors pursuant to this Section 3(f)(ii), then any directorship not so filled shall remain vacant until such time as the holders of the Series A Preferred elect a person to fill such directorship by vote or written consent in lieu of a meeting, and no such directorship may be filled by stockholders of the Company other than the Series A Preferred. If before or during the Subsequent Period, from time to time, any shares of Series A Preferred shall be converted into shares of Common Stock pursuant to Section 5(a), then, immediately following any such conversion of shares, the percentage number, “50.01”, appearing in the first sentence of this Section 3(f)(ii) shall be changed to the number determined by (i) subtracting the aggregate number of shares of Series A Preferred converted from the Series A Original Issue Date through and including such conversion from the 130,000 authorized shares of Series A Preferred (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred), (ii) dividing the resulting number by 130,000 (subject to such appropriate adjustment) and (iii) multiplying the resulting quotient by 50.01 and rounding up to the nearest whole number.

(iii)        During the 2013 Period and the Subsequent Period, the holders of Common Stock and the holders of Series A Preferred Stock (voting on the basis set forth in Section 3(d) on an as converted to Common Stock basis), voting together as a single class, shall be entitled to elect all remaining members of the Board not elected pursuant to Section 3(f)(i) or Section 3(f)(ii), as the case may be, at each meeting or pursuant to each consent of the Company’s stockholders for the election of directors, to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors.

4.            Liquidation.

(a)         Liquidation Preference of the Series A Preferred. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or any Acquisition or Asset Transfer (each, a “Liquidation Event”), before any distribution or payment shall be made to the holders of any Series B Preferred Stock or to the holders of any Common Stock, the holders of Series A Preferred shall be entitled to be paid, on a pari passu basis, out of the assets of the Company legally available for distribution (or the consideration received in such transaction), for each share of Series A Preferred held by them, an amount per share of Series A Preferred equal to the greater of (A) the Series A Original Issue Price plus any Series A Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon, and (B) an amount that such holder would have received for such share of Series A Preferred if such share were converted into shares of Common Stock pursuant to Section 5 immediately prior to such Liquidation Event (such greater amount, the “Series A Liquidation Amount”). If, upon any such Liquidation Event, the assets of the Company (or the consideration received in such transaction) shall be insufficient to make payment in full to all holders of Series A Preferred of the Liquidation Amount set forth in this Section 4(a), then such assets (or consideration) shall be distributed among the holders of Series A Preferred at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled. At the election of the holders of at least a majority of the then outstanding Series A Preferred, an Acquisition or Asset Transfer may be determined not to be considered a Liquidation Event under this Section 4(a).

(b)         Liquidation Preference of the Series B Preferred. After the distribution or payment in full of the Series A Liquidation Amount as set forth in Section 4(a), before any distribution or payment shall be made to the holders of any Common Stock, the holders of Series B Preferred shall be entitled to be paid, on a pari passu basis, out of the remaining assets of the Company legally available for distribution (or the consideration received in such transaction), for each share of Series B Preferred held by them, an amount per share of Series B Preferred equal to the greater of (A) the Series B Original Issue Price plus any Series B Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon, and (B) an amount that such holder would have received for such share of Series B Preferred if such share were converted into shares of Common Stock pursuant to Section 5 immediately prior to such Liquidation Event (such greater amount, the “Series B Liquidation Amount”). If, the remaining assets of the Company (or the consideration received in such transaction) shall be insufficient to make payment in full to all holders of Series B Preferred of the Series B Liquidation Amount, then such remaining assets (or consideration) shall be distributed among the holders of Series B Preferred at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

(c)          Effecting a Liquidation Event.

(i)        The Company shall not be permitted to effect a Liquidation Event in which the stockholders of the Company receive consideration from such Liquidation Event unless the agreement for such transaction provides that the consideration payable to the stockholders of the Company shall be allocated among the holders of capital stock of the Company in accordance with Sections 4(a) and 4(b) above.

(ii)        In the event of a Liquidation Event in which the Company receives the consideration from such Liquidation Event, if the Company does not effect a dissolution of the Company under the DGCL within 90 days after such Liquidation Event, then (A) the Company shall send a written notice to each holder of Series Preferred no later than the 90th day after the Liquidation Event advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following Section 4(c)(ii)(B) or Section 4(c)(ii)(C), as applicable, to require the redemption of such shares of Series Preferred, and (B) if the holders of a majority of the then outstanding shares of Series A Preferred so request and/or (C) if the holders of a majority of the then outstanding shares of Series B Preferred so request, in each case, in a written instrument delivered to the Company not later than 120 days after such Liquidation Event, the Company shall use the consideration received by the Company from such Liquidation Event available for distribution to the Company’s stockholders (net of any retained liabilities or contingencies associated with the merger or consolidation or the assets sold, as determined in good faith by the Board (including in respect of any matter pertaining to the Series A Preferred, the affirmative vote of at least one Series A Director)), together with any other assets of the Company available for distribution to its stockholders (the “Available Proceeds”), to the extent legally available therefor, to redeem, no later than the 150th day after such Liquidation Event, (1) all outstanding shares of Series A Preferred at a price per share equal to the Series A Liquidation Amount and/or (2) all outstanding shares of Series B Preferred at a price per share equal to the Series B Liquidation Amount, as applicable; provided, however, that (x) if the holders of a majority of the then outstanding shares of Series A Preferred elect not to have all outstanding shares of Series A Preferred redeemed pursuant to this Section 4(c)(ii), each holder of Series A Preferred may request to have its shares of Series A Preferred so redeemed and (y) if the holders of a majority of the then outstanding shares of Series B Preferred elect not to have all outstanding shares of Series B Preferred redeemed pursuant to this Section 4(c)(ii), each holder of Series B Preferred may request to have its shares of Series B Preferred so redeemed. Notwithstanding the foregoing, in the event of a redemption pursuant to the immediately-preceding sentence, if the Available Proceeds are not sufficient to redeem all outstanding shares of Series A Preferred and/or Series B Preferred, as applicable, the Company shall allocate the Available Proceeds in accordance with Sections 4(a) and 4(b) above and shall redeem the remaining shares as soon as practicable after the Company has funds legally available therefor. Prior to the distribution or redemption provided above, the Company shall not expend or dissipate the consideration received from such Liquidation Event that is to be distributed to the Company’s stockholders pursuant to this Section 4(c)(ii).

(d)        Determination of Value if Proceeds Other than Cash. In any Acquisition or Asset Transfer, if the consideration to be received by the Company is other than cash, its value will be deemed its fair market value as determined in good faith by the Board (including in respect of any matter pertaining to the Series A Preferred, the affirmative vote of at least one Series A Director).

(e)        Allocation of Escrow. In the event of an Acquisition or Asset Transfer, if any portion of the consideration payable to the stockholders of the Company is placed into escrow and/or is payable to the stockholders of the Company subject to contingencies, the agreement for such Acquisition or Asset Transfer shall provide that (i) the portion of such consideration that is not placed in escrow and not subject to any contingencies (the “Initial Consideration”) shall be allocated among the holders of capital stock of the Company in accordance with Sections 4(a) and 4(b) as if the Initial Consideration were the only consideration payable in connection with such Acquisition or Asset Transfer and (ii) any additional consideration that becomes payable to the stockholders of the Company upon release from escrow or satisfaction of contingencies shall be allocated among the holders of capital stock of the Company in accordance with Sections 4(a) and 4(b) after taking into account the previous payment of the Initial Consideration as part of the same transaction.

5.          Conversion Rights.

The holders of the Series Preferred shall have the following rights with respect to the conversion of the Series Preferred into shares of Common Stock (the “Conversion Rights”):

(a)         Optional Conversion. Commencing on January 1, 2013 (Central Time), subject to and in compliance with the provisions of this Section 5, any shares of Series Preferred may, at the option of the holder, be converted at any time into fully-paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series A Preferred shall be entitled upon conversion shall be the product obtained by multiplying the “Series A Preferred Conversion Rate” then in effect (determined as provided in Section 5(b)) by the number of shares of Series A Preferred being converted. The number of shares of Common Stock to which a holder of Series B Preferred shall be entitled upon conversion shall be the product obtained by multiplying the “Series B Preferred Conversion Rate” then in effect (determined as provided in Section 5(b)) by the number of shares of Series B Preferred being converted. In the event of a notice of redemption of any shares of Series Preferred pursuant to Section 6 hereof, the Conversion Rights of the shares designated for redemption on such date shall terminate at the close of business on the last full day preceding the date fixed for redemption, unless the applicable Redemption Price (as defined in Section 6) is not paid on the applicable Redemption Date (as defined in Section 6), in which case the Conversion Rights for such shares shall continue until the applicable Redemption Price is paid in full.

(b)         Conversion Rate. The conversion rate in effect at any time for conversion of the Series A Preferred (the “Series A Preferred Conversion Rate”) shall be the quotient obtained by dividing the Series A Original Issue Price, as in effect from time to time, by the “Series A Preferred Conversion Price”, determined as provided in Section 5(c). The conversion rate in effect at any time for conversion of the Series B Preferred (the “Series B Preferred Conversion Rate”) shall be the quotient obtained by dividing the Series B Original Issue Price, as in effect from time to time, by the “Series B Preferred Conversion Price”, determined as provided in Section 5(c).

(c)         Conversion Price. The conversion price for the Series A Preferred shall initially be $6.50 per share. Such initial Series A Preferred Conversion Price shall be adjusted from time to time in accordance with this Section 5. All references to the Series A Preferred Conversion Price herein shall mean the Series A Preferred Conversion Price, as so adjusted. The conversion price for the Series B Preferred shall initially be $6.50 per share. Such initial Series B Preferred Conversion Price shall be adjusted from time to time in accordance with this Section 5. All references to the Series B Preferred Conversion Price herein shall mean the Series B Preferred Conversion Price, as so adjusted.

(d)          Mechanics of Series Preferred Conversion. Each holder of Series Preferred who desires to convert such holder’s shares into shares of Common Stock pursuant to this Section 5 shall surrender the certificate or certificates therefor, duly endorsed, or an affidavit of loss, at the office of the Company or any transfer agent for the Series Preferred, and shall give written notice to the Company at such office that such holder elects to convert the same. Such notice shall state the number of shares of Series Preferred being converted. Thereupon, the Company shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and shall promptly pay (i) in cash or, to the extent sufficient funds are not then legally available therefor, in Common Stock (at the Common Stock’s fair market value determined in good faith by the Board as of the date of such conversion (including in respect of any matter pertaining to the Series A Preferred, the affirmative vote of at least one Series A Director)), any Series Preferred Accruing Dividends accrued but unpaid on the shares of Series Preferred being converted, whether or not declared, together with any other dividends declared but unpaid on the shares of Series Preferred being converted, and (ii) in cash (at the Common Stock’s fair market value determined in good faith by the Board as of the date of conversion (including in respect of any matter pertaining to the Series A Preferred, the affirmative vote of at least one Series A Director)) the value of any fractional share of Common Stock otherwise issuable to any holder of Series Preferred. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series Preferred to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

(e)          Adjustment for Stock Splits and Combinations. If at any time or from time to time after the Series A Original Issue Date the Company effects a split or subdivision of the outstanding Common Stock without a corresponding split or subdivision of the Series Preferred, the Series A Preferred Conversion Price and the Series B Preferred Conversion Price in effect immediately before that split or subdivision shall be proportionately decreased. Conversely, if at any time or from time to time after the Series A Original Issue Date the Company combines the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Series Preferred, the Series A Preferred Conversion Price and the Series B Preferred Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 5(e) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(f)          Adjustment for Common Stock Dividends and Distributions. If at any time or from time to time after the Series A Original Issue Date the Company pays to holders of Common Stock a dividend or other distribution payable in additional shares of Common Stock without a corresponding dividend or other distribution to holders of Series Preferred on an as-if converted to Common Stock basis, the Series A Preferred Conversion Price and the Series B Preferred Conversion Price that is then in effect shall be decreased as of the time of such issuance, as provided below:

(i)        the Series A Preferred Conversion Price and the Series B Preferred Conversion Price shall be adjusted by multiplying the Series A Preferred Conversion Price and the Series B Preferred Conversion Price, as applicable, then in effect by a fraction:

(A)        the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance, and

(B)        the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issued or issuable (including shares of Common Stock issued or issuable upon exercise of any securities convertible into, or exchangeable for, shares of Common Stock) in payment of such dividend or distribution.

(ii)        if the Company fixes a record date to determine which holders of Common Stock are entitled to receive such dividend or other distribution, the Series A Preferred Conversion Price and the Series B Preferred Conversion Price shall be adjusted according to Section 5(f)(i) above as of the close of business on such record date and the number of shares of Common Stock shall be calculated immediately prior to the close of business on such record date as if such dividend or distribution had been paid or made in full on such record date; and

(iii)        if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Preferred Conversion Price and the Series B Preferred Conversion Price shall be recomputed accordingly as of the close of business on such record date and, thereafter, the Series A Preferred Conversion Price and the Series B Preferred Conversion Price shall be adjusted pursuant to this Section 5(f) to reflect the actual payment of such dividend or distribution.

(g)          Adjustment for Reclassification, Exchange, Substitution, Reorganization, Merger or Consolidation. If at any time or from time to time after the Series A Original Issue Date, the Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, merger, consolidation or otherwise (other than an Acquisition or an Asset Transfer), by a subdivision or combination of shares, by a stock dividend or otherwise, in any such event, upon conversion, each holder of Series Preferred shall have the right to convert such stock into the kind and amount of stock and other securities and property receivable upon such event by holders of the maximum number of shares of Common Stock into which such shares of Series Preferred would be convertible immediately prior to such event (assuming for such purpose with respect to the period prior to January 1, 2013 (Central Time), that the Series Preferred were convertible at such time), all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series Preferred after such event to the end that the provisions of this Section 5 (including adjustment of the Series A Preferred Conversion Price and the Series B Preferred Conversion Price then in effect and the number of shares issuable upon conversion of the applicable Series Preferred) shall be applicable after that event and be as nearly equivalent as practicable. As a condition to any such recapitalization, reclassification, merger, consolidation or other transaction contemplated above, the Company shall reserve a sufficient number of the shares or securities, or a sufficient amount of the property, received or to be received to allow for the conversion of all outstanding shares of Series Preferred in accordance with this Section 5(g).

(h)        Other Distributions. Subject to the terms of Section 2, in the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in this Section 5, then, in each such case for the purpose of this Section 5, the holders of Series Preferred shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Company into which their shares of Series Preferred then are convertible (if any) as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

(i)        Certificate of Adjustment. In each case of an adjustment or readjustment under Sections 5(e), 5(f), 5(g) or otherwise hereunder, of the Series A Preferred Conversion Price, the Series B Preferred Conversion Price or the number of shares of Common Stock or other securities or property issuable upon conversion of such Series Preferred, the Company, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series A Preferred Stock or Series B Preferred Stock, as the case may be, at the holder’s address as shown in the Company’s books.

(j)        Notices of Record Date. Upon (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any Acquisition or other merger or consolidation of the Company with or into any other corporation, any Asset Transfer or any other Liquidation Event, the Company shall mail to each holder of Series Preferred Stock at least ten days prior to (x) the record date, if any, specified therein, or (y) if no record date is specified, the date upon which such action is to take effect (or, in either case, such shorter period approved by the holders of at least a majority of the then outstanding Series Preferred, determined on an as-converted basis) a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, recapitalization, reclassification, transfer, consolidation, Acquisition, merger, Asset Transfer, Liquidation Event, dissolution, liquidation or winding up is expected to become effective and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, recapitalization, reclassification, transfer, consolidation, Acquisition, merger, Asset Transfer, Liquidation Event, dissolution, liquidation or winding up.

(k)          Automatic Conversion.

(i)        Each share of Series Preferred shall automatically be converted into shares of Common Stock, based on the then-effective Series A Preferred Conversion Price or Series B Preferred Conversion Price, as applicable, on the date immediately following the last day in a period in which the average of the closing prices of the Common Stock for 30 consecutive trading days was equal to at least $7.50 per share. For this purpose, the closing price for each day shall be (A) the closing price on the principal national securities exchange on which the Common Stock is listed or admitted to trading or (B) if not listed or admitted to trading on any national securities exchange, the closing sale price for each day reported by Nasdaq, if the Common Stock is traded over-the-counter and quoted in by Nasdaq or some other public market system, or, if the Common Stock is so traded but not quoted, the average of the closing reported bid and ask prices of the Common Stock as reported by Nasdaq or some other public market system.

(ii)        Commencing on January 1, 2013 (Central Time), each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock, based on the then-effective Series A Preferred Conversion Price, at any time, upon the affirmative election of the holders of at least a majority of the then outstanding shares of the Series A Preferred.

(iii)        Commencing on January 1, 2013 (Central Time), each share of Series B Preferred Stock shall automatically be converted into shares of Common Stock, based on the then-effective Series B Preferred Conversion Price, at any time, upon the affirmative election of the holders of at least a majority of the then outstanding shares of the Series B Preferred.

(iv)        Upon the occurrence of any of the events specified in Sections 5(k)(i), 5(k)(ii) or 5(k)(iii), the outstanding shares of the applicable Series Preferred shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent and the holder thereof shall have all rights with respect to the Common Stock to be received regardless of the timing of the delivery of new stock certificates; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series Preferred are either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of Series Preferred, the holders of the applicable Series Preferred shall surrender the certificates representing such shares at the office of the Company or any transfer agent for the Series Preferred. Thereupon, there shall be issued and delivered to each such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of such Series Preferred surrendered were convertible on the date on which such automatic conversion occurred, and any accrued and unpaid dividends shall be paid in accordance with the provisions of Section 5(d).

(l)        Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of any Series Preferred. All shares of Common Stock (including fractions thereof) issuable in connection with the conversion of shares of Series Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Company shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Common Stock’s fair market value, as applicable (as determined in good faith by the Board (including in respect of any matter pertaining to the Series A Preferred, the affirmative vote of at least one Series A Director)), on the date of conversion.

(m)        Reservation of Stock Issuable upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series Preferred, the Company will take such corporate action (within its control) as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(n)        Notices. Any notice required by the provisions of this Section 5 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (iii) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Company.

(o)        Payment of Taxes. The Company will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series Preferred, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series Preferred so converted were registered.

6.            Redemption Rights.

(a)        Redemption Right. At any time after the Series A Original Issue Date, the Company may redeem all or any portion of the then outstanding shares of Series A Preferred Stock, on a pari passu basis, for a redemption price amount per share of Series A Preferred equal to the Series A Original Issue Price plus any Series A Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon. At any time after the Series B Original Issue Date and after the time at which no shares of Series A Preferred are outstanding, the Company may redeem all or any portion of the then outstanding shares of Series B Preferred Stock, on a pari passu basis, for a redemption price amount per share of Series B Preferred equal to the Series B Original Issue Price plus any Series B Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon. The total amount to be paid for the shares of the series of Series Preferred to be redeemed is hereinafter referred to as the “Redemption Price”. The date the Company determines to redeem any shares of Series Preferred is referred to herein as the “Redemption Date”.

(b)          Redemption Notice. At least 20 days prior to the Redemption Date, the Company shall send a written notice (the “Redemption Notice”) to all the holders of the shares of the series of Series Preferred being redeemed, and such Redemption Notice shall be mailed, postage prepaid, to each such holder of record, at its post office address last shown on the records of the Company, or given by electronic communication in compliance with the provisions of the DGCL and the Bylaws. Each Redemption Notice shall state:

(i)          the number of shares of Series Preferred held by the holder that the Company intends to redeem on the Redemption Date specified in the Redemption Notice;

(ii)         the Redemption Date and the Redemption Price;

(iii)        the date upon which the holder’s right to convert such shares terminates (as determined in accordance with Section 5(a));

(iv)        the place at which such holders may obtain payment of the applicable Redemption Price upon surrender of their share certificates; and

(v)         that the holder is to surrender to the Company, in the manner and at the place designated, such holder’s certificate or certificates representing the shares of Series Preferred that will be redeemed.

(c)          Surrender of Certificates; Payment. On or after the Redemption Date, unless such holder has exercised such holder’s right to convert such shares as provided in Section 5, each holder of shares of Series Preferred Stock to be redeemed on the applicable Redemption Date, shall surrender the certificate or certificates representing such shares to the Company in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event that the holder has lost any such certificate, prior to any payment by the Company in accordance with this Section 6(c), such holder shall first deliver to the Company an affidavit of loss and a written agreement reasonably acceptable to the Company to indemnify the Company from any loss, damage, cost or expense incurred by the Company arising out of or relating to such lost certificate.

(d)         Rights Subsequent to Redemption. If the Redemption Notice shall have been duly given, and if on the Redemption Date, the Redemption Price that is payable upon redemption of the shares of the Series Preferred to be redeemed on such Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor, then notwithstanding that the certificates evidencing any of the shares of Series Preferred Stock so called for redemption shall not have been surrendered, all rights with respect to such shares shall forthwith after the applicable Redemption Date terminate, except only the right of the holders to receive the applicable portion of the Redemption Price without interest upon surrender of their certificate or certificates therefor; provided that in the event that any shares of Series Preferred Stock are not redeemed due to a default in payment by the Company or because the Company does not have sufficient legally available funds, such shares of Series Preferred shall remain outstanding and shall be entitled to all of the rights and preferences provided herein until redeemed.

(e)        Redemption Fund. On or prior to the Redemption Date, the Company shall deposit the applicable Redemption Price of all shares to be redeemed with a bank or trust company having aggregate capital and surplus in excess of $500,000,000, as a trust fund, with irrevocable instructions and authority to the bank or trust company to pay, on and after the Redemption Date, the Redemption Price of the shares to their respective holders upon the surrender of their share certificates. Any moneys deposited by the Company pursuant to this Section 6(e) for the redemption of shares thereafter converted into shares of Common Stock pursuant to Section 5 hereof no later than the Redemption Date shall be returned to the Company forthwith upon such conversion. The balance of any funds deposited by the Company pursuant to this Section 6(e) remaining unclaimed at the expiration of one year following the Redemption Date shall be returned to the Company promptly upon its written request.

7.            No Reissuance of Series Preferred as Series Preferred. Any shares of Series Preferred that are redeemed or otherwise acquired by the Company or any of its Subsidiaries by reason of any purchase, any conversion or otherwise shall not be reissued, sold or transferred as shares of Series Preferred, but instead shall be retired and, upon the effectiveness of any necessary filings in the State of Delaware, shall resume the status of the undesignated shares of the class of Preferred Stock that they had prior to their designation as Series Preferred. Neither the Company nor any of its Subsidiaries may exercise any voting or other rights granted to the holders of Series Preferred following any such redemption or other acquisition.

8.            Waiver. Any of the rights, powers, preferences and other terms of the Series A Preferred Stock set forth herein may be waived on behalf of all holders of Series A Preferred by the affirmative approval, given in writing, or vote, of the holders of at least a majority of the then outstanding shares of Series A Preferred. Any of the rights, powers, preferences and other terms of the Series B Preferred Stock set forth herein may be waived on behalf of all holders of Series B Preferred by the affirmative approval, given in writing, or vote, of the holders of at least a majority of the then outstanding shares of Series B Preferred.

9.            Definitions. As used herein, the following terms shall have the following meanings:

“Acquisition” means (i) any consolidation, share exchange or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, share exchange, merger or reorganization own less than fifty percent (50%) of the voting power of the surviving or successor entity (or in the event stock or ownership interests of an affiliated entity are issued in such transaction, less than fifty percent (50%) of the voting power of such affiliated entity) immediately after such consolidation, share exchange, merger or reorganization; or (ii) any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s outstanding voting power is transferred.

“Affiliate” means, with respect to the Company, any person who, directly or indirectly, controls, is controlled by or is under common control with, the Company, including, without limitation, any officer, director or stockholder of the Company.

“Asset Transfer” means a sale, lease, conveyance, exclusive license or other disposition of all, substantially all or a material portion of the assets of the Company.

“Board” means the Board of Directors of the Company.

“Bylaws” means the Bylaws of the Company, as the same may have been amended, restated, supplemented or otherwise modified from time to time.

“Certificate of Incorporation” means the Certificate of Incorporation of the Company, as the same may have been amended, restated, supplemented or otherwise modified from time to time.

“DGCL” means the Delaware General Corporation Law.

“Series A Director” means a member of the Board elected by the holders of Series A Preferred pursuant to Sections 3(f)(i) or (ii).

“Series A Original Issue Date” means the date of issuance of the first share of Series A Preferred Stock.

“Series A Original Issue Price” means $100.00 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred.

“Series B Original Issue Date” means the date of issuance of the first share of Series B Preferred Stock.

“Series B Original Issue Price” means $100.00 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series B Preferred.

“Series Preferred” means, collectively, the Series A Preferred and the Series B Preferred.

“Series Preferred Accruing Dividends” means, collectively, the Series A Accruing Dividends and the Series B Accruing Dividends.

“Subsidiary” and “Subsidiaries” of the Company means any person of which at least a majority of the securities or other interests, having by their terms ordinary voting power to elect a majority of the board of directors of such other person (or others performing similar functions with respect to such other person), is directly or indirectly owned or controlled by the Company or by any one or more of the Company’s Subsidiaries.

IN WITNESS WHEREOF, the Company has caused this Certificate to be signed on this 1st day of March, 2012, by its President.

INFINITY ENERGY RESOURCES, INC.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title	President

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